                                                                    Exhibit 99.4
                                [FORM OF PROXY]

                        TRIBUNE/SWAB-FOX COMPANIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ___________, 1995

     The undersigned hereby appoints Howard G. Barnett, Jr. and Robert E. Craine, Jr., and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Class A Common Stock the undersigned is entitled to vote at the Special Meeting of Stockholders of Tribune/Swab-Fox Companies, Inc. to be held on the ___ day of ______, 1995, at 9:00 a.m. local time, at ________________________________, Tulsa, Oklahoma, and at any and all
adjournments or postponements thereof, on all matters coming before said meeting.

             PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
                      AND RETURN THE PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                           (continued on other side)
- --------------------------------------------------------------------------------
                                   [REVERSE]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
PROPOSAL 1.


1. To approve and adopt the Agreement and Plan of Merger, dated January 25, 1995, between T/SF Communications Corporation ("Communications") and Tribune/Swab-Fox Companies, Inc. ("Tribune/Swab-Fox") and to approve the merger of Tribune/Swab-Fox with and into Communications pursuant thereto.

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.


                                        Dated:___________________________, 1995



                                        --------------------------------------
                                                      Signature


                                        --------------------------------------
                                              Signature if held jointly

                                        IMPORTANT:  Please date this proxy
                                        and sign exactly as your name appears
                                        herein.  If shares are held by joint
                                        tenants, both must sign.  When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.  If a
                                        corporation, please sign in full
                                        corporate name by duly authorized
                                        officer and give title of officer.
                                        If a partnership, please sign in
                                        partnership name by authorized
                                        person.